EXHIBIT 23.1





                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As Independent Public Accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Form S-4 Registration Statement under the Securities Act of 1933.


                               Arthur Andersen LLP


Baltimore, Maryland
August 27, 1997